UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

ADUDDELL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADUDDELL INDUSTRIES, INC.
1601 N.W. Expressway
Oklahoma City, Oklahoma 73118
To the Shareholders of Aduddell Industries, Inc.:
     You are cordially invited to attend the Annual Meeting of Shareholders of Aduddell Industries, Inc. to be held on Tuesday, June 12, 2007 at our corporate office building, 1601 N. W. Expressway, Oklahoma City, Oklahoma 73118, commencing at 10:00 a.m., local time in the Tower training room. We look forward to personally greeting as many of our shareholders as possible at the meeting.
     The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. A report on our operations will be presented at the meeting, followed by a question-and-answer and discussion period.
     We know that most of our shareholders are unable to attend the Annual Meeting in person. We solicit proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date, and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.
     Thank you for your continued interest in Aduddell Industries, Inc.
Very truly yours,
Stan Genega
President and
Chief Executive Officer
Enclosures
May 21, 2007

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL I
CORPORATE GOVERNANCE
PRINCIPAL SECURITY OWNERSHIP
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS DURING 2006
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGES IN CONTROL
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL II
FEES PAID TO INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
OTHER INFORMATION

ADUDDELL INDUSTRIES, INC.
1601 N.W. Expressway
Oklahoma City, Oklahoma 73118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 12, 2007

To the Shareholders of:
     ADUDDELL INDUSTRIES, INC.
     Aduddell Industries, Inc. (“We” or the “Company”) will hold an Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, June 12, 2007 at our corporate office building, 1601 N. W. Expressway , Oklahoma City, Oklahoma 73118, commencing at 10:00 a.m., local time, in the Tower training room, for the following purposes:
(1)	To elect six directors, each to serve for a term of one year;

(2)	To ratify and approve the selection of Sutton Robinson Freeman & Co., P.C., as the independent auditors for Aduddell Industries, Inc. for 2007; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on May 14, 2007, as the record date for the Annual Meeting, and only holders of common stock of record at such time will be entitled to vote at the Annual Meeting or any adjournment thereof. The stock transfer books will not close.
     We hope you will attend the Annual Meeting. If you do not plan to attend, please sign and return the enclosed proxy. To encourage the use of proxies, we have enclosed a self-addressed, postage-paid envelope for your use.
By Order of the Board of Directors
Falba Woodard
Secretary
May 21, 2007
EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE. YOU ALSO HAVE THE OPTION OF VOTING YOUR SHARES ON THE INTERNET. VOTING INSTRUCTIONS ARE PRINTED ON YOUR PROXY CARD. IF YOU VOTE BY INTERNET, YOU DO NOT NEED TO MAIL BACK YOUR PROXY. THE GIVING OF SUCH PROXY DOES NOTE AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

ADUDDELL INDUSTRIES, INC.
1601 N.W. Expressway
Oklahoma City, Oklahoma 73118

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
June 12, 2007

     We are furnishing this Proxy Statement and accompanying Annual Report in connection with the solicitation of proxies by our Board of Directors to be used at the 2007 Annual Meeting of Shareholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, and at any and all adjournments of that meeting. Unless the context otherwise requires, all references to “we” and “us” refer to Aduddell Industries, Inc. and its subsidiaries.
     We are mailing this Proxy Statement and the accompanying proxy card to shareholders beginning May 21, 2007.
     Record Date; Outstanding Shares. Only the holders of outstanding shares of our common stock of record at the close of business on May 14, 2007, are entitled to receive notice of and to vote at the Annual Meeting. On the record date, we had outstanding 53,965,854 shares of our common stock. Each share is entitled to one vote.
     Quorum; Abstentions; Broker Non-Votes The holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting must be present, in person or by proxy, to constitute a quorum. We can only conduct the business of the Annual Meeting if a quorum has been established. Abstentions and broker non-votes will be treated as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a record owner holding shares for a beneficial owner does not vote on a particular proposal because the record owner does not have discretionary voting power under the applicable rules of the NASD with respect to such shares, and the record owner has not received instructions from the beneficial owner.
     Election of Directors. If a quorum is present, the election of directors will require a plurality of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy.
     You may, with respect to the election of directors:
•	vote for the election of all nominees named herein;

•	withhold authority to vote for all such nominees; or

•	vote for the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.
     Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.
     Ratification of Independent Auditors. The ratification of the selection of Sutton Robinson Freeman & Co., P.C. requires the affirmative vote by holders of shares of our outstanding common stock representing a majority of the total combined voting power of the shares present or represented by proxy at the Annual Meeting. Therefore, abstentions will be counted in tabulating the votes cast and will have the same effect as a vote against the approval of Sutton Robinson Freeman & Co., P.C. as our independent auditor. Broker non-votes will not be counted in tabulating the votes cast.
     Matters not Specified in this Proxy Statement. The accompanying proxy requests authority to vote on other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the matters specifically described in this Proxy Statement, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares in the manner they believe to be in our best interest. If we transact any incidental business at the Annual Meeting, the incidental business must receive the affirmative vote by holders of shares of our outstanding common stock representing a majority of the total combined voting power of the shares present or represented by proxy at the Annual Meeting.
     Solicitation and Revocation of Proxies. The execution and return of the enclosed proxy will not affect your right to attend the Annual Meeting and to vote in person. Even if you have given a proxy, you have the power to revoke it at any time before it is exercised. You may revoke the proxy prior to its exercise by:
•	delivering written notice of revocation to our Corporate Secretary, at 1601 N. W. Expressway , Oklahoma City, Oklahoma 73118;

•	executing a later-dated proxy; or

•	attending the Annual Meeting and voting in person.
     Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy, but, if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.
     Confidentiality of Vote. As a matter of policy, we maintain proxies and voting tabulations that identify individual shareholders on a confidential basis. We make such documents available only to those who process the proxy cards, tabulate the vote, and serve as inspectors of election and certain of our employees responsible for the Annual Meeting. We do not disclose your vote except as may be necessary to meet legal requirements.
     Voting Procedures. Because Oklahoma, the state in which we are incorporated, permits electronic submissions of proxies through the Internet, instead of submitting proxies by mail on the enclosed proxy card or voting instruction card, our shareholders will have the option to submit their proxies or voting instructions electronically through the Internet. Please note that there are separate arrangements for using the Internet depending on whether your shares are registered in our stock records in your name or in the name of a brokerage firm or bank. Shareholders should check their proxy card or the voting instruction card forwarded by their broker, bank or other holder of record to see which options are available.
     You can find the results of the voting on the proposals in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2007, which we will file with the Securities and Exchange Commission (“SEC”) by August 14, 2007.
     Cost of Proxy Solicitation. We will pay the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and the accompanying proxy. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees, or fiduciaries for forwarding proxies and proxy material to beneficial owners of our common stock. We expect to solicit proxies primarily by mail, but our directors, officers, employees, and agents may also solicit proxies in person or by telephone or by other electronic means. We are not engaging any solicitors or hiring additional employees in connection with the solicitation of proxies for our 2007 Annual Meeting.
     Householding. The SEC rules permit us, with your permission, to send a single set of proxy statements and annual reports to any household at which two or more shareholders reside if we believe that they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, known as householding, reduces the volume of duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We will deliver a separate copy of the proxy statement or annual report, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, you can request a separate copy of the proxy statement or annual report by calling us at (405) 810-2969 or by writing to us at any time at the following address: 1601 N. W. Expressway, Oklahoma City, Oklahoma 73118, attn: Secretary. Any stockholder at a shared address to which multiple copies of the proxy statement and annual report have been sent may request delivery of a single copy of our proxy statements and annual reports for future meetings by contacting us using the contact information set forth above.
PROPOSAL I
ELECTION OF DIRECTORS
     Our Board of Directors is currently composed of six (6) persons, all of which are being nominated for re-election to the Board of Directors. The term of each director is one-year ending at the 2008 Annual Meeting or until he resigns or is succeeded by another qualified director who has been elected. The following is a list of the current members of our Board of Directors, including each member’s age, the year he became a director of the Company and his current position with the Company:

Name	Age	Director Since	Position
Timothy Aduddell	52	2002	Chairman of the Board and Chief Operating Officer; President and Chief Executive Officer of Aduddell Roofing
David Aduddell	43	2005	Vice Chairman of the Board and Director of Corporate Development
Stan Genega	64	2006	Director; President and Chief Executive Officer
Jerry Whitlock	55	2005	Director
Thomas Parrish	57	2005	Director
Ron Carte	64	2002	Director
     The following presents a brief biographical description of each current member of the Board of Directors:
     Timothy Aduddell
     Timothy Aduddell has served as our Chairman since November 2006. Mr. Aduddell is the founder and Chairman of Aduddell Roofing & Sheet Metal, Inc. (“Aduddell Roofing”), a nationwide commercial roofing contractor and was the sole owner of Aduddell Roofing until we acquired it in October 2002. On January 3, 2005, Mr. Aduddell became President of Aduddell Roofing. Prior to Mr. Aduddell resuming the role of President of Aduddell Roofing in 2005, he performed various sales and public relations services for Aduddell Roofing and served as its Chairman.
     David Aduddell
     David W. Aduddell has been our Vice-Chairman and Director of Corporate Development since April of 2006. In 2002 Mr. Aduddell founded and was Managing Partner of Oklahoma Development Group, LLC, where his solid background in corporate planning, marketing and business development built one of Oklahoma’s fastest growing private companies. He has assisted Aduddell Industries in our overall corporate planning, positioning and branding since 2004. Mr. Aduddell has a strong sense of commitment to community and charitable causes and currently serves on the Board of Directors and is actively involved in several Non-Profit Organizations.

     Stan Genega
     Retired Army General Stan Genega has served as a director since April 2006. In November 2006, he became our President and Chief Executive Officer. Mr. Genega was the former director of Civil Works for the U.S. Army Corps of Engineers from 1990 through 1997. He has a BS from the U.S. Military Academy, an MS from the Massachusetts Institute of Technology and continuing education in Senior Executive Training from Harvard University. After retirement from the Corps of Engineers, he served as Senior Vice President of Stone & Webster, Inc.,l Shaw Group, one of the nations largest construction and engineering firms, and most recently as President of the Jacques Whitford Company, an environmental engineering consulting company.
     Jerry Whitlock
     Mr. Whitlock is the Chairman and owner of Whitlock Packaging Corp., the United States’ largest non-carbonated beverage packaging and distribution company, and has served in such capacities since 1980. He is also the Chairman and owner of Universal Promotion Services, LLC and serves on the Board of Directors of Strategic Food & Beverages, Inc.
     Thomas Parrish
     Mr. Parrish has been the President of Parrish Interests, a real estate and investment firm, since 1999. Prior to that, from 1985 to 1999, he was the President and Chief Executive Officer of Southwestern Bank & Trust Company and from 1979 to 1985, he was the President of Exchange National Bank. Mr. Parrish has more than twenty years experience in commercial/consumer banking and real estate development industries. Mr. Parrish serves on the Board of Directors and the Audit Committee of Aquis Communications Group, Inc. and First National Bank of Oklahoma.
     Ron Carte
     Ron Carte, our former President and Chief Executive Officer, became a director in March 2002. In November of 2006 Mr. Carte resigned as our President and Chief Executive Officer, but has remained a member of our Board of Directors. He has extensive experience in the banking industry. Mr. Carte was a founder and Chairman of Edmond Bank and Trust, Edmond, Oklahoma, from September 1999 to April 2002. From 1997 to 2002, he was President and CEO of Milestone Construction, a commercial general contractor. From 1993 to 1997, Mr. Carte was a Regional Vice President of Liberty Bank with supervisory responsibility over four branches in the Edmond, Oklahoma area. From 1982 to 1993, he was the President and CEO of First Oklahoma Bank and Trust, Oklahoma City, Oklahoma. He has also been very active in civic and community affairs having served as City Treasurer for the City of Edmond, and served as President of the Edmond Board of Education.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. TIMOTHY ADUDDELL, DAVID ADUDDELL, STAN GENEGA, JERRY WHITLOCK, THOMAS PARRISH AND RON CARTE AS DIRECTORS.

CORPORATE GOVERNANCE
     Board Composition, Meetings and Committees
     The Board of Directors has the responsibility for establishing our broad corporate policies and for our overall performance. However, the Board is not involved in our day-to-day operations. The Board is kept informed of our business through discussions with the President and other officers, by reviewing analyses and reports provided to it on a regular basis, and by participating in Board and Committee meetings.
     Our Board of Directors is currently composed of six directors, four of whom are employed by or affiliated with us and two, Messrs. Parrish and Whitlock, who qualify as “independent” directors as defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.
     During 2006, our Board of Directors held four (4) formal meetings. All of the directors attended at least 75% of the formal meetings of the Board and the committees on which they serve. The Board has two standing committees: an Audit Committee and a Compensation Committee. Both committees operate under written charters approved by our Board of Directors. The charters are available on our website at www.aduddell.com.
     The Audit Committee. Our Audit Committee is composed of Messrs. Carte, Genega and Parrish (Chairman). Because we are not listed on a national securities exchange or the automatic inter-dealer quotation system of a national securities association, our Audit Committee is not required to be composed entirely of independent directors. Mr. Parrish is an independent director.
     The Audit Committee annually considers the qualifications of our independent auditor and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee meets with representatives of the independent auditor and is available to meet at the request of the independent auditor. During these meetings, the Audit Committee receives reports regarding our books of accounts, accounting procedures, financial statements, audit policies and procedures, internal accounting and financial controls, and other matters within the scope of the Audit Committee’s duties. The Audit Committee reviews the plans for and results of audits for us and our subsidiaries.
     The Audit Committee met four (4) times during 2006 and all persons who were members of the Audit Committee in 2006 were in attendance at each meeting. The Audit Committee is primarily concerned with the effectiveness of our financial audits by the independent auditors. Its duties include: (i) reviewing the independence of the independent auditor; (ii) recommending the selection of an independent auditor; (iii) reviewing the scope of the audit to be conducted by the independent auditor, as well as the results of their audit; (iv) reviewing the organization and scope of our internal system of financial controls; (v) reviewing our financial reporting and the accounting standards and principles followed; and (vi) authorizing the fees for both audit and non-audit services provided by the independent auditor.
     Compensation Committee. Messrs. Parrish, Carte and Whitlock (Chairman) are members of the Compensation Committee. The primary functions of the Compensation Committee are to review and make decisions regarding compensation of our executive officers and make recommendations regarding compensation of non-employee members of our Board and to review and make recommendations or decisions regarding incentive compensation and equity-based compensation plans. The Compensation Committee was formed on March 15, 2006 and held three (3) meetings in 2006.
     Communications with the Board. Shareholders may send communications to the Board (and to individual directors) through Mr. Parrish at 10900 Hefner Pointe, Oklahoma City, Oklahoma 73120. He will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Shareholders may also contact our Board of Directors by email at contact@aduddell.com. Our Chief Financial Officer will forward all emails sent to this address, other than advertisements or commercial solicitations, to the appropriate directors for review. A link to this email address is included on the “Invest With Us” page of our website at www.aduddell.com.

     Director Attendance at Annual Meeting. We do not require our Board members to attend the Annual Meeting. We do however, require Mr. Stan Genega to attend the Annual Meeting in his capacity as our CEO and President. Last year all six of our directors attended our Annual Meeting.
     Director Qualification Standards. We do not have a nominating committee. We are not listed on any national securities exchange and, as such, are not required to establish a nominating committee. Because of the size of the Board, we feel that it is not economically feasible or beneficial to form a nominating committee at this time. Our entire Board of Directors performs the responsibility of a nominating committee and participates in the identification, recommendation and consideration of director nominees. We seek to align Board composition with our strategic direction so that the Board members bring skills, experience and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve. Director candidates are typically selected based upon their character and track record of accomplishment in leadership roles, as well as their professional and corporate expertise, skills and experience. Criteria that are typically considered by the Board in the selection of directors include:
(i)	the independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;

(ii)	the business or other relevant experience, skills and knowledge that the individual may have that will enable him/her to provide effective oversight of our business;

(iii)	the fit of the individual’s skill set and personality with those of the other Board members so as to build a Board that works together effectively and constructively; and

(iv)	the individual’s ability to devote sufficient time to carry out his or her responsibilities as a director in light of his/her occupation and the number of boards of directors of other public companies on which he or she serves.
     These are only threshold criteria, however, and the Board will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.
     Shareholder Recommendations. The Board has not established a formal process for considering director recommendations from shareholders. The Board will, however, consider director recommendations from shareholders if received in ample time before the preparation and release of its annual proxy materials. For consideration, a recommendation must be submitted to our Secretary by the January 1st preceding the annual meeting at which the proposal is to be considered. The Board will consider nominees recommended by shareholders in the same manner as it considers nominees not recommended by shareholders.
Compensation Committee Interlocks and Insider Participation
     Ron Carte, our former President and Chief Executive Officer serves as a member of our Compensation Committee and, as such, participated in compensation decisions with respect to our executive officers for the 2006 fiscal year. During the 2006 fiscal year, none of our executive officers served on the board of directors, or on the compensation committee of the board of directors, of any entities whose executive officers serve on our Board.

Director Compensation for the Year Ended December 31, 2006

	Fees Earned or	Option
	Paid in Cash	Awards	Total
Name	($)	($) (1)	($)
Thomas Parrish	$4,000	$31,141	$35,141

Jerry Whitlock	$4,000	$31,141	$35,141

Stan Genega (2)	$4,000	$63,690	$67,690

(1)	The amounts in the “Option Awards” column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of awards pursuant to the 2005 Stock Incentive Plan and thus include awards that were made prior to 2006 that vested in 2006. For additional information on the valuation assumptions refer to note 13 of our financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect our accounting expense recognized in 2006 for these awards including the impact of estimated forfeitures, which is excluded from recognition in the financial statements, and do not correspond to the actual value that will be recognized by the directors.

(2)	Mr. Genega was appointed our President and Chief Executive Officer at the final Board of Directors meeting held in 2006. Mr. Genega will not receive compensation in the future for his service on the Board. Because Mr. Genega is now one of our Named Executive Officers, the amounts set forth in the table above are also included in the Summary Compensation Table on page 13 of this Proxy Statement.
     We pay our non-employee directors $1,000 per board meeting for their service on our board. This amount is substantially less than other public companies of similar size in the region. We granted Messrs. Parrish, Whitlock and Genega 500,000 stock options each as an inducement to serve on our Board of Directors. We granted the stock options to Messrs. Parrish and Whitlock on October 17, 2005 at an exercise price of $0.78 per share. We granted the stock options to Mr. Genega on April 1, 2006 at an exercise price of $0.80 per share.
PRINCIPAL SECURITY OWNERSHIP
Certain Beneficial Owners
     To the best of our knowledge, no person beneficially owned more than 5% of our common stock at the close of business on April 30, 2007, except for Timothy and David Aduddell (see Director and Executive Officer Ownership Table below) and except as set forth below:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Oklahoma Development Group, LLC	5,728,509	6.7%
1601 N.W. Expressway Oklahoma City, OK 73118
Directors and Executive Officers
     The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 30, 2007, by (i) each of our directors and director nominees, (ii) each of our Named Executive Officers, and

(iiii) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares. The number of shares of common stock outstanding for each listed person includes any shares the individual has the right to acquire within 60 days after April 30, 2007. For purposes of calculating each person’s or group’s percentage ownership, stock options exercisable within 60 days are included for that person or group, but not for the stock ownership of any other person or group.

	Number of Shares
Name	Beneficially Owned	Percent of Class
Timothy Aduddell (1) (2)	51,958,884	60.1%

David Aduddell (3)	5,725,255	6.6%

Stan Genega (4)	100,000	*

Reggie Cook (5)	50,000	*

Doug Bruns (6)	250,000	*

Ron Carte (7)	684,000	*

Thomas Parrish (8)	101,000	*

Jerry Whitlock (9)	2,730,779	3.2%

All directors, nominees and executive officers as a group (8 persons)	61,599,918	71.3%

*	Less than one percent.

(1)	Mr. Timothy Aduddell’s share totals include presently exercisable options covering 28,528,818 shares, exercisable at $.04 per share, which he acquired in our acquisition of Aduddell Roofing. See “Certain Relationships and Related Party Transactions”.

(2)	Mr. Timothy Aduddell owns 50% of Oklahoma Development Group, LLC and, as such, is deemed to have beneficial ownership of designated shares in his partnership account. 2,364,254 of the shares owned by ODG, LLC are included in Timothy Aduddell’s total beneficial ownership in the table above.

(3)	(3) Mr. David Aduddell owns 50% of Oklahoma Development Group, LLC and, as such, is deemed to have beneficial ownership of designated shares in his partnership account. 3,364,255 of the shares owned by ODG, LLC are included in David Aduddell’s total beneficial ownership in the table above. Mr. Aduddell’s shares include presently exercisable options covering 100,000 shares, exercisable at $.78 per share granted pursuant to the 2005 Stock Incentive Plan.

(4)	Includes 100,000 shares that are deemed to be beneficially owned pursuant to stock options held by Mr. Genega.

(5)	Includes presently exercisable options covering 50,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Cook.

(6)	Includes 250,000 shares Mr. Bruns acquired through the asset purchase of his company Merit Construction.

(7)	Includes 600,000 shares that are deemed to be beneficially owned pursuant to stock options held by Mr. Carte.

(8)	Includes 100,000 shares that are deemed to be beneficially owned pursuant to stock options held by Mr. Parrish.

(9)	Includes 100,000 shares that are deemed to be beneficially owned pursuant to stock options held by Mr. Whitlock.
COMPENSATION DISCUSSION AND ANALYSIS
     The following Compensation Discussion and Analysis describes the material elements of the compensation of our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers (collectively, the “Named Executive Officers”). This discussion should be read in conjunction with the executive compensation tables beginning on page 13 of this Proxy Statement.
Compensation Committee
     Our Board of Directors formed the Compensation Committee (the “Compensation Committee”) on March 15, 2006 to assist the Board in the discharge of its responsibility relating to the compensation of our directors, executive officers and other employees. The Compensation Committee is comprised of Messrs. Whitlock (Chairman) and Parrish, two (2) non-employee, independent members of our board of directors, and Ron Carte, our former Chief Executive Officer. The Compensation Committee met three (3) times in fiscal 2006. The Compensation Committee:
•	evaluates and determines the total compensation of our Chief Executive Officer;

•	evaluates and determines the total compensation for all of our other executive officers, including our Named Executive Officers, with the recommendation of our Chief Executive Officer;

•	evaluates and makes recommendations regarding the compensation of the non-employee members of our Board of Directors;

•	reviews and makes decisions regarding annual incentive compensation for our executive officers;

•	administers our 2005 Stock Incentive Plan; and

•	considers industry conditions, relevant market conditions and our prospects and achievements in exercising its discretion with respect to compensation matters.
Overview
     Prior to the establishment of the Compensation Committee in March 2006, our entire Board of Directors performed the duties typically performed by a compensation committee. Tim Aduddell, our Chairman and Chief Operating Officer and the founder, President and Chief Executive Officer of Aduddell Roofing, owns a large portion of our total outstanding shares of common stock. As our Chairman and a major stockholder, Mr. Aduddell was intimately involved in setting the compensation for our non-employee directors and executive officers other than himself. Mr. Aduddell’s compensation was set by our Board of Directors. Our Board of Directors established the Compensation Committee to develop, formalize and implement our compensation policies and practices and to monitor adherence with our compensation philosophy.
     In furtherance of its responsibilities, in August of 2006 the Compensation Committee engaged SilverStone Group, Incorporated, an outside compensation consulting firm (the “Compensation Consultant”), to assist the Compensation Committee in crafting a more structured total compensation program for our directors and executive officers. The Compensation Committee received the Compensation Consultant’s report on our current executive officer compensation program in November 2006. Because the Compensation Committee did not receive the Compensation Consultant’s report until the latter months of 2006, it was unable to implement any changes to our compensation program in 2006 based on the Compensation Consultant’s report. During 2007, the Compensation Committee intends to implement certain new policies and programs as described below in this Compensation

Discussion and Analysis. Because the Compensation Committee is new, the philosophies, objectives and rationale expressed herein may change as the Compensation Committee matures.
Compensation Philosophy and Objectives
     During 2006 and in prior years, we operated under an informal compensation system, which gave our Board of Directors the discretion to set the compensation of our executive officers based upon factors that the Board deemed appropriate. We had no stated compensation philosophies; however, our Board made compensation decisions with the goal of retaining our executive officers and providing our executive officers with compensation that was fair, reasonable and equitable.
     During 2007, the Compensation Committee intends to implement a compensation program that:
•	is designed to retain our key employees;

•	rewards the achievement of annual, long-term and strategic goals set for us and specific individual goals set for each executive officer;

•	aligns our executive officer’s interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value;

•	motivates our executive officers and other employees to achieve superior results; and

•	is fair, reasonable and equitable.
     To apply this philosophy, the Compensation Committee intends to evaluate both performance and compensation of the executive officers, our financial performance, our costs and the compensation paid to similarly situated executive officers at comparable companies.
Setting Executive Compensation
     The Compensation Committee makes all decisions related to the compensation of our executive officers, including our Named Executive Officers. With respect to decisions related to the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee consults with and obtains the recommendation of our Chief Executive Officer.
     Our Chief Executive Officer annually reviews the performance of each executive officer (other than himself, whose performance is reviewed by the Compensation Committee). Our Chief Executive Officer presents his conclusions reached as the result of these reviews, including recommendations with respect to salary adjustments and annual bonus or equity award amounts, to the Compensation Committee. The Compensation Committee then exercises its discretion in determining adjustments to base salary or awards to our executive officers.
     We have granted stock options to our employees and directors in the past as part of our compensation program. At this time, however, we do not intend to grant equity awards to our employees or directors, except in connection with new hires when needed as an inducement to attract executive talent. The Compensation Committee will review this policy from time to time and it is subject to change. The Compensation Committee is reviewing alternatives for providing long term compensation to our employees in lieu of equity grants.
     The Compensation Committee is in the process of implementing a compensation program to meet the objectives set forth above. The Compensation Consultant provided the Compensation Committee with a labor market analysis using relevant comparative data of compensation paid to similarly situated executives at peer companies based upon nationally recognized published surveys. Based on its labor market analysis, the Compensation Consultant reported that the base salaries for our executive officers were an average of 31% below the market average and that the total compensation for our executive officers was an average of 35% below the market average. The Compensation Committee made the decision that the compensation paid to our executive officers should be closer to the market median for similarly situated executives; however, because our compensation is so far below the market median, the Compensation Committee decided that the base salaries and total compensation paid to our executive officers should be increased over a period of time so long as our performance does not make such increases unreasonable or unwarranted.
2006 Executive Compensation Components
     For the fiscal year ended December 31, 2006, the principal components of compensation for our Named Executive Officers were:
•	base salary;

•	long-term incentive compensation;

•	retirement benefits; and

•	perquisites and other personal benefits.
     Base Salary
     We provide our Named Executive Officers and other employees with base salary to compensate them for services rendered during the fiscal year. We consider a competitive base salary to be vital to ensuring the continuity of management. We believe that the base salaries of our executive officers should be competitive with the market average of base salaries of similar companies within our industry. Pursuant to the market data obtained by our Compensation Consultant, the current base salaries for our executive officers are an average of 31% below the market average. The Compensation Committee has decided that those base salaries should be increased gradually towards the market median provided that our performance does not decline to a level that would make such increases unreasonable or unwarranted.
     The Compensation Committee considers executive officer salary levels annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries of Named Executive Officers are based on the Compensation Committee’s assessment of the individual’s performance.
     During its review of base salaries for our executive officers in 2007, the Compensation Committee primarily considered:
•	our financial performance;

•	recommendations of our Chief Executive Officer;

•	market data provided by our Compensation Consultant;

•	an internal review of the executive officer’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive officer.
     Long-Term Incentive Compensation
     Our 2005 Stock Incentive Plan provides for the granting restricted stock awards and stock options. The Compensation Committee has only made stock option grants under the 2005 Stock Incentive Plan and has not granted any restricted stock awards to date. The Compensation Committee believes that stock options give the executive officers incentives to increase our long-term performance, thereby increasing the price of our common stock and maximizing stockholder value. The Compensation Committee intends to use equity awards under the 2005 Stock Incentive Plan on a limited basis going forward in order to minimize dilution to our stockholders and is currently evaluating alternatives to equity grants for providing long-term compensation to our employees.
     Retirement Benefits
          Our 401(k) Profit Sharing Plan is a tax-qualified retirement savings plan pursuant to which all employees, including the Named Executive Officers, are able to contribute the lesser of up to 100% of their annual salary or the limit prescribed by the Internal Revenue Service to the Profit Sharing Plan on a before-tax basis. We match contributions to our 401 (k) plan dollar for dollar on the first 3% of contributions and $.50 per dollar on the next 2% for a total match of up to 4%. All contributions to the plan as well as any matching contributions are fully vested upon contribution.
     Perquisites and Other Personal Benefits
     We provide our Named Executive Officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers. The perquisites provided to Named Executive Officers are set forth in footnote 2 of the Summary Compensation Table below. Attributed costs of the personal benefits for the named executive officers for the fiscal year ended December 31, 2006, are included in “All Other Compensation” column of the Summary Compensation Table below.
Tax and Accounting Implications
     Deductibility of Executive Compensation
     The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 paid to certain individuals. We believe compensation paid under our incentive compensation plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers. For fiscal 2006, all amounts paid to our Named Executive Officers were deductible.
     Accounting for Stock-Based Compensation
     Beginning on January 1, 2006, we began accounting for stock-based payments including grants and awards under our 2005 Stock Incentive Plan in accordance with the requirements of FAS 123(R).
COMPENSATION COMMITTEE REPORT
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE Jerry Whitlock, Chairman Ron Carte Tom Parrish

SUMMARY COMPENSATION TABLE

						Option	All Other
						Awards	Compensation	Total
Name & Principal Position	Year	Salary ($)		Bonus ($)		($) (1)	($) (2)	($)
Stan Genega, President and	2006	31,045	(3)	—		63,690	127,611	218,346
Chief Executive Officer

Reggie Cook, Chief Financial Officer	2006	110,489		—		10,987	—	121,476

Tim Aduddell, Chairman and	2006	210,523		—		—	8,417	218,940
Chief Operating Officer; President and Chief Executive Officer of Aduddell Roofing

David Aduddell, Vice Chairman	2006	112,530		—		31,141	—	143,671
and Director of Corporate Development

Doug Bruns, Vice President of	2006	127,940		50,000	(4)	—	—	177,940
Aduddell Roofing (Restoration Division)

Ron Carte, Director and Former	2006	120,804		—		62,282	5,000	188,086
President and Chief Executive Officer (5)

(1)	The amounts in the “Option Awards” column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the 2005 Stock Incentive Plan and thus include awards that were made prior to 2006 that vested in 2006. For additional information on the valuation assumptions refer to note 13 of our financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect our accounting expense recognized in 2006 for these awards including the impact of estimated forfeitures, which is excluded from recognition in the financial statements, and do not correspond to the actual value that will be recognized by the named executive officers.

(2)	The following table shows the components of “All Other Compensation” in the previous table.

	401(k) Plan
	Employer	Consulting	Director
	Match	Fees	Fees	Total
Name	($)	($)	($)	($)
Stan Genega	0	123,611	4,000	127,611
Timothy Aduddell	8,417	—	—	8,417
Ron Carte	5,000	—	—	5,000

(3)	Mr. Genega was appointed our President and Chief Executive Officer in November, 2006. Mr. Genega’s annualized base salary is currently $ 250,000.

(4)	Mr. Bruns was granted a bonus in the discretion of our Chief Executive Officer, which was approved by the Board, in recognition of outstanding performance during the 2006 fiscal year.
Employment Agreement
     Aduddell Roofing is a party to an employment agreement with Doug Bruns dated April 1, 2006. None of our other Named Executive Officers have employment agreements. Mr. Bruns’ employment agreement has a term of three years and provides that Mr. Bruns will serve as the President of the Waterproofing and Concrete Restoration Division of Aduddell Roofing. The employment agreement provides that Mr. Bruns’ base salary will be $175,000 per year subject to increase (but not decrease) at the discretion of Aduddell Roofing. Additionally, the employment agreement provides that Mr. Bruns’ will be paid an annual bonus equal to 10% of the EBIT (earnings before interest and taxes) of the Waterproofing and Concrete Restoration Division of Aduddell Roofing up to a maximum of $500,000, based on continued annual revenue growth within the division.

(5)	Mr. Carte ceased to be our President and Chief Executive Officer in November 2006; however, his total compensation was such that he would have otherwise been a Named Executive Officer had he been employed by us at December 31, 2006.
GRANTS OF PLAN-BASED AWARDS DURING 2006

		All Other
		Option
		Awards:		Grant
		Number of		Date Fair Value of
		Securities	Exercise or Base	Stock and Option
	Grant	Underlying	Price of Option	Awards ($)
Name	Date (1)	Options (#)	Awards ($ / Sh)	(2
Stan Genega	4/1/2006	500,000	$.80	$636,903
Reggie Cook	1/1/2006	250,000	$.49	$109,865

(1)	All options vest at a rate of 20% per year from the date of grant.

(2)	The dollar amounts shown represent the aggregate fair value of options and restricted stock granted during the year (disregarding any estimate of forfeitures related to service-based vesting conditions) on a grant-by-grant basis. For a discussion of the valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date (1)
Stan Genega	0	500,000	$.80	4/1/2016

Reggie Cook	0	250,000	$.49	1/1/2016

David Aduddell	100,000	400,000	$.78	10/17/2015

Ron Carte	600,000	400,000	$.78	10/17/2015

(1)	All options vest at a rate of 20% per year from the date of grant. Each option has a ten-year term and was granted on the date that is ten years prior to the Option Expiration Date for that option.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGES IN CONTROL
     We do not have employment or severance agreements with our Named Executive Officers. Upon a change in control, our Named Executive Officer will become 100% vested in their outstanding unvested awards under our 2005 Stock Incentive Plan. The table below sets forth the value that would be realized upon the acceleration of the vesting of the unvested stock options of each of our Named Executive Officers assuming that the change in control was effective as of December 29, 2006 (the last business day of 2006). The actual amounts realized by each Named Executive Officer can only be determined at the time of a change in control.

Amount Realized on
Acceleration of
Name	Vesting of Options (1)
Stan Genega	0
Reggie Cook	$25,000
David Aduddell	0
Doug Bruns	0
Ron Carte	0

(1)	Values displayed for acceleration of vesting of stock options represent the number of options multiplied by the difference between the market price of our common stock on December 29, 2006, which was $0.59 per share, and the exercise price of each option. Only Mr. Cook’s options were in-the-money as of December 29, 2006.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
     Until June 6, 2006, we had a note receivable from an entity owned by Tim Aduddell. The loan was secured by marketable securities and a personal guaranty. Interest was accrued quarterly based on the federal mid-term rate and added to the note principal. Accrued interest income amounted to $40,787, $ 70,793 and $60,007 for the years ended December 31, 2006, 2005 and 2004, respectively. The balance of the note receivable totaled $1,801,133 at December 31, 2005 and $1,841,920 on June 6, 2006. On June 6, 2006, the Board of Directors voted to collect the receivable by redemption of a certain portion of Tim Aduddell’s options in an amount sufficient to satisfy the outstanding unpaid accrued interest and principal on the receivable. For purposes of determining the redemption value of Mr. Aduddell’s options, the options were valued at the prior twenty day trading average ($1.52) discounted by 15% ($1.292), less the exercise price of the options ($.04) for a total value of $1.252 per option. Based upon this valuation, we accepted Tim Aduddell’s surrender of 1,471,182 options in satisfaction of this debt.
     We lease Aduddell Roofing’s office, warehouse and yard facilities from Aduddell Holdings, Inc., a corporation wholly-owned by Tim Aduddell. The lease agreement is for one year and expires on September 30, 2007, with monthly rentals of $16,250. We are responsible for all taxes, insurance, maintenance and utilities on the leased premises. Rental expense under this lease amounted $195,000, $195,000 and $186,250 for the years ended December 31, 2006, 2005 and 2004, respectively.
     In 2006 we hired our director Stan Genega as a consultant to institute operating policies and procedures in our roofing division as well as mentor our leadership in all divisions. The fee plus expenses for that activity were $123,611. In November 2006 we hired Mr. Genega as our President and Chief Executive Officer.
     We have an unwritten policy that all future related party transactions must be approved by a majority of disinterested directors. Our policy concerning related party transactions applies to all transactions between us or our subsidiaries and our employees, directors or 5% shareholders, when reviewing related party transactions look at
        (i) whether the proposed transaction is on the same terms and conditions that we could obtain in an arms-length transaction, and
        (ii) whether the transaction is fair to us.
PROPOSAL II
RATIFICATION OF AUDITORS
     The Board of Directors has appointed Sutton Robinson Freeman & Co., P.C. (“Sutton Robinson”), independent certified public accountants, to audit our consolidated financial statements for the year ended December 31, 2007. Sutton Robinson audited our financial statements for the years ended December 31, 2006, 2005 and 2004, which are included in the Annual Report. Sutton Robinson has advised us that none of its members has any direct or material indirect financial interest in us or, during the past three years, has had any connection with us in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Ratification of the Board’s appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting.
     If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from Sutton Robinson is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, and will be available to respond to appropriate questions.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE FIRM OF SUTTON ROBINSON FREEMAN & CO., P.C. AS INDEPENDENT AUDITORS FOR ADUDDELL INDUSTRIES FOR THE YEAR 2007.

FEES PAID TO INDEPENDENT AUDITORS
     During 2006 and 2005 the Audit Committee pre-approved all audit and non-audit services to be rendered to us by Sutton Robinson, as well as the fees associated with such services.
     The following table sets forth the aggregate fees and costs paid to Sutton Robinson during the last two fiscal years for professional services rendered to us:

	Years Ended December 31
	2006	2005
Audit Fees (1)	$83,772	$54,234
Audit-Related Fees	—	—
Tax Fees (2)	—	$32,010
All Other Fees	—	—
Total	$83,772	$86,244

(1)	Includes fees billed by Sutton Robinson for the 2006 and 2005 annual audits, the review of our quarterly financial statements for fiscal years 2006 and 2005 and accounting consultations and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Includes fees billed by Sutton Robinson for tax services, including tax compliance, tax advice and tax planning for fiscal year 2005. These fees primarily relate to routine tax return preparation and compliance services in jurisdictions where the company has filing requirements and, to a lesser extent, general planning and tax advice related to specific matters in our primary operating jurisdictions.

AUDIT COMMITTEE REPORT
     As permitted by SEC rules, the following reporting is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.
     Members. The Board of directors maintains an Audit Committee which is composed of three members; Messrs. Parrish (Chairman), Carte and Genega. Mr. Parrish qualifies as “independent” and “financially literate”, as defined under the Nasdaq Stock Market listing standards and as an “audit committee financial expert”, as defined under SEC regulations. The Nasdaq Stock Market listing standards define an independent director generally as a person, other than an officer of the Company, who does not have a relationship with the Company that would interfere with the director’s exercise of independent judgment. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, such as our balance sheet, income statement and cash flow statement. Although the Company may apply for Nasdaq listing in the future, it is not presently quoted on the Nasdaq system and is not subject to its listing standards.
     Actions Relating to the 2006 Financial Statements. The Audit Committee has taken the following actions with respect to the Company’s audited financial statements as of and for the year ended December 31, 2006 (the “Financial Statements”):
•	The Audit Committee has reviewed and discussed the Financial Statements with management;

•	The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1 AU §380), as adopted by Public Accounting Oversight Board in Rule 3200T, as amended;

•	The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as 3600T and has discussed with the independent accountant the independent accountant’s independence; and

•	The Audit Committee has considered whether the non-audit services provided by Sutton Robinson are compatible with maintaining its independence as an auditor.
     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Financial Statements be included in the Company’s annual report on Form 10-K.

The Audit Committee Mr. Thomas Parrish, Chairman Mr. Ron Carte Mr. Stan Genega

OTHER INFORMATION
Executive Officers
     Information concerning our executive officers is set forth below. Information Stan Genega, David Aduddell and Timothy Aduddell is set forth under the caption “Election of Directors.”
     Reggie Cook
     Mr. Cook has served as our Chief Financial Officer since January 2006. From 2001 through 2006., Mr. Cook served as the Chief Financial Officer at AMS Health Sciences, Inc. Mr. Cook received his MBA and undergraduate degrees from Oklahoma University.
     Doug Bruns
     Mr Bruns has served as the president of our restoration division since the purchase of his company, Merit Construction, in April 2006. Mr Bruns has spent over twenty years in the Concrete restoration business and is widely recognized in that field.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. In 2006, Mr. Cook filed an untimely Form 3, Mr. Genega filed an untimely Form 3 and an untimely Form 4. A former director, Debra Morehead filed a untimely Form 4 in 2006 reporting a transaction that occurred in 2005.
Code of Ethics
     We have adopted a Code of Ethics that applies to our directors and executive officers, including our Chief Executive Officer, Chief Financial Officer, and Controller. A copy of the Code of Ethics is filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and is available on our web site at www.aduddell.com.
Shareholder Proposals for the Next Annual Meeting
     The Board of Directors anticipates that next year’s annual meeting will be held during the second week of June 2008. Any proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by us not later than December 21, 2007, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. Any proposal that a shareholder wishes to have considered at the 2008 annual meeting may be properly presented at the meeting. However, unless we must receive written notice of such proposal not later than March 8, 2008, the individuals named as proxies for that annual meeting will vote on such matters in their discretion in the manner they believe to be in our best interest. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with our bylaws and the rules and regulations of the SEC. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No shareholder proposals were received for inclusion in this Proxy Statement.

Where You Can Find More Information
     We furnish to any shareholder upon request and without charge our annual and quarterly reports, including exhibits as filed with the Securities and Exchange Commission. To request a copy of a report or any documents referenced by this Proxy Statement,, write to Ms. Falba Woodard, Secretary, Aduddell Industries, Inc., 1601 Northwest Expressway, Oklahoma City, Oklahoma 73118. You may also obtain copies of our annual and quarterly reports over the Internet at the SEC’s website, www.sec.gov or at our website, www.aduddell.com.
By Order of the Board of Directors
Falba Woodard
Secretary
May 21, 2007

PROXY
ADUDDELL INDUSTRIES, INC.
1601 N.W. EXPRESSWAY
OKLAHOMA CITY, OKLAHOMA 73118
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Stan Genega and Reggie Cook, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Aduddell Industries, Inc., an Oklahoma corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 12, 2007, at 10:00 local time or at any adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
A	☑ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

		FOR ALL NOMINEES	WITHHOLD	NOMINEES:
		LISTED TO RIGHT	AUTHORITY
		(Except as listed below)	FOR
ALL
NOMINEES

1.	Election of Directors	☐	☐
Timothy Aduddell David Aduddell Stan Genega Jerry Whitlock Thomas Parrish Ron Carte
INSTRUCTION: to withhold authority to vote for any nominee, write that nominee’s name on the line provided below.

2.	To ratify the appointment of Sutton Robinson Freeman & Co., P.C. as Independent Auditors for the Company for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion, the named proxies are authorized to vote in accordance with their own judgment upon such other matters as may properly come before the Annual Meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 3.

The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and the Proxy Statement. The undersigned hereby revokes any proxies heretofore given.
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE

SIGNATURE

DATED	, 2007

NOTE: Please complete, date and sign exactly as your name appears hereon. In the case of joint owners, each owner should sign. When signing as administrator, attorney, corporate officer, executor, guardian, trustee, etc., please give your full title as such.
Vote By Internet
If you wish to vote by Internet, have your proxy card available when you access the website www.proxyvote.com and follow the simple instructions to record your vote.